UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 923-3344

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) On June 16, 2015, the stockholders of Intra-Cellular Therapies, Inc. (the “Company”) approved, at the Company’s 2015 Annual Meeting of Stockholders, an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 3,100,000 shares and to increase by 100,000 shares the maximum number of shares available for issuance of options, stock appreciation rights and other similar awards to any one participant in any calendar year for purposes of meeting the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). A description of the terms and conditions of the Amended and Restated 2013 Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2015, under the heading “Proposal 2: To Approve an Increase in the Number of Shares of Common Stock Reserved for Issuance under the Company’s 2013 Equity Incentive Plan and to Increase the Number of Stock-Based Awards Issuable to a Participant in any Fiscal Year under the Company’s 2013 Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 16, 2015, the Company held its 2015 Annual Meeting of Stockholders. Of 34,967,837 shares of common stock issued and outstanding and eligible to vote as of the record date of April 24, 2015, a quorum of 29,302,555 shares, or 83.8% of the eligible shares, was present in person or represented by proxy.

(b) The following actions were taken at such meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors as Class 2 Directors until the Company’s 2018 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Alafi, Ph.D.	25,943,338	1,467,658	1,891,559
Joel S. Marcus	26,798,461	612,535	1,891,559

2. The Intra-Cellular Therapies, Inc. 2013 Equity Incentive Plan was amended to increase the number of shares of common stock available for issuance under the plan by 3,100,000 shares and to increase by 100,000 shares the maximum number of shares available for issuance of options, stock appreciation rights and other similar awards to any one participant in any calendar year for purposes of meeting the requirements for qualified performance-based compensation under Section 162(m) of the Code, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,839,284	570,862	850	1,891,559

3. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,998,618	302,456	1,481	0

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1+	Intra-Cellular Therapies, Inc. Amended and Restated 2013 Equity Incentive Plan.

(+)	Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Vice President of Finance and Chief Financial Officer

Date: June 18, 2015